LEGG MASON INCOME TRUST, INC.

LEGG MASON CORE BOND FUND


PRIMARY CLASS PROSPECTUS   February 13, 2004


[LOGO]

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

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TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES..............................................3

LEGG MASON CORE BOND FUND......................................................3

PRINCIPAL RISKS................................................................5

PERFORMANCE....................................................................8

FEES AND EXPENSES..............................................................9

MANAGEMENT AND ADVISER........................................................10

DISTRIBUTOR OF THE FUND'S SHARES..............................................10

HOW TO INVEST.................................................................11

HOW TO SELL YOUR SHARES.......................................................12

ACCOUNT POLICIES..............................................................14

SERVICES FOR INVESTORS........................................................15

DISTRIBUTIONS AND TAXES.......................................................16

RELATED PERFORMANCE...........................................................17

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INVESTMENT OBJECTIVE AND POLICIES

GENERAL

Legg Mason Core Bond Fund (the "fund") is a series of Legg Mason Income Trust, Inc. ("Income Trust").

THE ADVISER

Western Asset Management Company ("Western Asset" or "Adviser") is the fund's investment adviser. Western Asset's approach in managing the fund revolves around an investment outlook developed by its Investment Strategy Group, a team of senior professionals that meets at least twice a week to review developments in the economy and the markets. Based on their consensus view of the economic outlook for the following six months, this group arrives at a recommended portfolio structure, including targets for duration, yield curve exposure, and sector allocation. Western Asset's Portfolio Management Group implements the strategy in a manner consistent with the investment policies of the fund, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

LEGG MASON CORE BOND FUND

Investment Objective: Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration described below.

Principal Investment Strategies: The fund invests in a portfolio of U.S. dollar-denominated fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. The fund currently anticipates that all securities it purchases will be investment grade, I.E., rated at the time of investment BBB/Baa or higher by at least one nationally recognized statistical rating organization ("NRSRO") or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality. To achieve its objective, the fund may invest in:

      o U.S. Government obligations and obligations of U.S. Government-sponsored enterprises
      o corporate obligations ("corporate obligations" include preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)
      o    inflation-indexed securities
      o    mortgage- and other asset-backed securities
      o U.S. dollar-denominated obligations of non-U.S. issuers, including obligations of foreign governments, international agencies or supranational organizations
      o U.S. dollar-denominated fixed-income securities of non-governmental domestic or foreign issuers

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      o    municipal obligations
      o    variable and floating rate debt securities
      o    commercial paper and other short-term investments
      o    certificates of deposit, time deposits and bankers' acceptance
      o    loan participations and assignments
      o    structured notes
      o    repurchase agreements

In addition, the fund may also:

      o invest up to 25% of its total assets in the U.S. dollar-denominated securities of foreign issuers
      o hold common stock or warrants received as the result of an exchange or tender of fixed-income securities
      o invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns
      o    buy or sell securities on a forward commitment basis
      o    lend its portfolio securities
      o    engage in reverse repurchase agreements
      o    borrow money for temporary or emergency purposes

The fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

"Duration" refers to the range within which the average modified duration of the fund is expected to fluctuate. Modified duration measures the expected sensitivity of a security's market price to changes in interest rates, taking into account the effects of the security's structural complexities. The average modified duration of the fund is expected to range within 20% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary) as measured by the Adviser. The Adviser may vary the duration of the fund in response to its expectation regarding interest rates. If the Adviser expects interest rates to rise, which would negatively impact the value of the fund's fixed-income investments, the Adviser may decrease the duration of the fund. Conversely, if the Adviser expects interest rates to fall, the Adviser may increase the duration of the fund.

The continued holding of securities downgraded below investment grade or, if unrated, determined by the Adviser to be of comparable quality, will be evaluated by the Adviser on a case-by-case basis.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar-denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

The fund's investment objective is non-fundamental and may be changed by Income

                                                                               4

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Trust's Board of Directors without shareholder approval. The fund will not change its strategy of normally investing at least 80% of its net assets in debt and fixed-income securities, without providing shareholders at least 60 days' notice.

PRINCIPAL RISKS

IN GENERAL

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Among the principal risks of investing in the fund are interest rate risk, credit risk, call risk, foreign securities risk, special risks of mortgage-backed and asset-backed securities, borrowing risk, derivatives risk, liquidity risk and hedging risk. You should read this section carefully before you invest in order to learn more about the fund.

INTEREST RATE RISK

The fund is subject to interest rate risk, which is the possibility that the rates of interest income generated by the fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of the fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in the fund's holdings than they would be if the fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

CREDIT RISK

The fund is also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Not all securities are rated. In the event that NRSROs assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time. Moody's Investors Service, Inc. considers debt securities rated Baa to have speculative characteristics. Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed

                                                                               5

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only by the credit of the issuing agency or instrumentality. Accordingly, there is a risk of default on these securities.

CALL RISK

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

FOREIGN SECURITIES RISK

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the fund to pursue its rights against a foreign government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

LEVERAGING RISK

When the fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in the fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's holdings. The fund may take on borrowing risk or leveraging risks by using reverse repurchase agreements, dollar rolls or borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

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LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk. The fund may invest up to 15% of its assets in illiquid securities.

SPECIAL RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

DERIVATIVES RISK

The fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter" derivatives). The fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

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Derivatives involve special risks and costs and may result in losses to the fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund. The fund's use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund.

Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agrees to exchange fixed rate payments for variable rate payments, the swap agreement would tend to decrease the fund's exposure to market interest rates on the value of the security.

HEDGING RISK

The decision as to whether and to what extent the fund will engage in hedging transactions to hedge against such risks as credit risk and market risk will depend on a number of factors, including prevailing market conditions, the composition of the fund and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in hedging transactions at any given time or from time to time or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

TURNOVER

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions the fund's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. High portfolio turnover rates, generally defined as annual rates above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

PERFORMANCE

Because the fund is new it has no performance to report. The fund is modeled after an existing mutual fund that is managed by the Adviser and has an investment objective, policies and strategies that are substantially similar in all material respects to the fund. Please see "Related Performance" for information on the performance this fund and of similar accounts managed by the Adviser.

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FEES AND EXPENSES

The table below describes the fees and expenses you may incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets, thereby lowering the fund's share price and dividends. Other expenses are based on estimated expenses for the current fiscal year and include, but are not limited to, transfer agency, custody, professional and registration fees.

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LEGG MASON CORE BOND FUND
Primary Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management Fees                                   0.45%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees*         0.75%
--------------------------------------------------------------------------------
Other Expenses**                                  0.30%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses              1.50%
--------------------------------------------------------------------------------
Expense Reimbursement/Waiver***                   (0.50)%
                                                  -------
--------------------------------------------------------------------------------
Net Expenses                                      1.00%
--------------------------------------------------------------------------------

*LEGG MASON WOOD WALKER, INCORPORATED HAS AGREED TO WAIVE 0.25% OF THE 12B-1 SERVICE FEE INDEFINITELY, RESULTING IN 12B-1 FEES OF 0.50%.

**OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.

***LEGG MASON FUND ADVISER, INC., AS MANAGER, HAS CONTRACTUALLY AGREED TO WAIVE FEES SO THAT PRIMARY CLASS OPERATING EXPENSES (EXCLUSIVE OF TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.00% OF AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO PRIMARY CLASS SHARES OF THE FUND. THIS WAIVER WILL REMAIN IN EFFECT UNTIL APRIL 30, 2005. THE FUND HAS AGREED TO PAY THE MANAGER FOR WAIVED FEES AND REIMBURSED EXPENSES PROVIDED THAT PAYMENT DOES NOT CAUSE THE PRIMARY CLASS OPERATING EXPENSES TO EXCEED 1.00% OF ITS AVERAGE NET ASSETS AND THE PAYMENT IS MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH THE MANGER EARNED THE FEE OR INCURRED THE EXPENSE.

EXAMPLE

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

-----------------------------------------
       1 Year              3 Years
-----------------------------------------
        $102                 $425
-----------------------------------------

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MANAGEMENT AND ADVISER

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of the fund. As manager, LMFA is responsible for the non-investment affairs of the fund, providing office space and administrative staff for the fund and directing all matters related to the operation of the fund. LMFA has been registered as an investment adviser since 1982.

LMFA has delegated certain advisory responsibilities to Western Asset, 117 East Colorado Boulevard, Pasadena, California 91105. As Adviser, Western Asset is responsible for the investment management of the fund, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $147.7 billion as of December 31, 2003. An investment committee is responsible for the day-to-day management of the fund.

The fund pays LMFA a monthly fee based on the average net assets of the fund. For investment management services, the fund pays LMFA a fee at the annual rate of 0.45% of average net assets. LMFA pays Western Asset a monthly fee of 0.40% of the fee it receives from the fund. Fees paid to Western Asset are net of any waiver.

DISTRIBUTOR OF THE FUND'S SHARES

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares. The fund has adopted a plan under Rule 12b-1 that allows it to pay fees for the sale of its Primary Class shares and for services provided to Primary Class shareholders.

Under the plan, the fund may pay Legg Mason an annual distribution fee equal to 0.50% of the fund's average daily net assets attributable to Primary Class shares and an annual service fee equal to 0.25% of the fund's average daily net assets attributable to Primary Class shares. Payments under the plan are currently limited to 0.50% of average daily net assets. The 12b-1 fees are calculated daily and paid monthly.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell Primary Class shares of the fund. Legg Mason pays these brokers up to 90% of the distribution and/or shareholder service fee that it receives from the fund for those sales.

LMFA, Western Asset and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

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HOW TO INVEST

To open a regular, retirement or Coverdell education savings account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the fund's distributor to sell shares of the fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Retirement accounts include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason Financial Advisor, FIS or other entity offering the fund's shares to discuss which type of account might be appropriate for you. To view additional information regarding each type of account visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of the fund. Contact your financial adviser or FIS with any questions regarding your investment options.

ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO PURCHASE ADDITIONAL SHARES OF THE FUND:

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 IN PERSON                           Give your financial adviser a check for
                                     $100 or more payable to Legg Mason Wood
                                     Walker, Incorporated.
--------------------------------------------------------------------------------

 MAIL                                Mail your check, payable to Legg Mason
                                     Wood Walker, Incorporated, for $100 or
                                     more to your financial adviser or to Legg
                                     Mason Funds Investor Services at P.O. Box
                                     17023, Baltimore, MD 21297-0356.
--------------------------------------------------------------------------------

TELEPHONE OR WIRE                    Call your financial adviser or FIS at
                                     1-800-822-5544 to transfer available cash
                                     balances in your brokerage account or to
                                     transfer money from your bank directly.
                                     Wire transfers may be subject to a
                                     service charge by your bank.
--------------------------------------------------------------------------------
INTERNET OR TELEFUND
                                     FIS clients may purchase shares of the
                                     fund through Legg Mason's Internet site
                                     at www.leggmasonfunds.com or through

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--------------------------------------------------------------------------------
                                     TELEFund, the automated telephone account
                                     management service, at 1-877-6-LMFUNDS
                                     (1-877-656-3863).
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENTS                Arrangements may be made with some
                                     employers and financial institutions for
                                     regular automatic monthly investments of
                                     $50 or more in shares of the fund. You
                                     may also reinvest dividends from certain
                                     unit investment trusts or other Legg
                                     Mason funds in shares of the fund.
--------------------------------------------------------------------------------

FUTURE FIRST(R) SYSTEMATIC           Contact a Legg Mason Financial Advisor or
INVESTMENT PLAN                      FIS to enroll in Legg Mason's Future
                                     First(R) Systematic Investment Plan. This
                                     plan allows you to automatically invest a
                                     specific dollar amount (minumum of $50
                                     per month per fund) at regular intervals.
                                     The transfer agent will transfer money
                                     directly from your checking or savings
                                     account or your Legg Mason brokerage
                                     account to purchase shares of the fund.
--------------------------------------------------------------------------------


Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your Legg Mason Financial Advisor, FIS or other authorized entity before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to Legg Mason.

HOW TO SELL YOUR SHARES

YOU MAY USE ANY OF THE FOLLOWING METHODS TO SELL SHARES OF THE FUND:

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                                     Call your Legg Mason Financial
TELEPHONE                            Advisor or FIS at 1-800-822-5544 or other
                                     entity through which you hold shares to
                                     request a redemption.  Please have the
                                     following information ready when you
                                     call: the name of the fund, dollar amount
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                                     (or number of shares) to be redeemed and
                                     your shareholder account number.
                                     Proceeds will be credited to your
                                     brokerage account or a
                                     check will be sent to you, at your
                                     direction, at no charge to you. Wire
                                     requests will be subject to a fee of $20.
                                     For wire transfers, be sure that your
                                     financial adviser has your bank account
                                     information on file.
--------------------------------------------------------------------------------

INTERNET OR TELEFUND                 FIS clients may request a redemption of
                                     fund shares through Legg Mason's Internet
                                     site at www.leggmasonfunds.com or through
                                     TELEFund at 1-877-6-LMFUNDS
                                     (1-877-656-3863).
--------------------------------------------------------------------------------

MAIL                                 Send a letter to your financial adviser
                                     or to Legg Mason Funds Investor Services
                                     at P.O. Box 17023, Baltimore, MD
                                     21297-0356 requesting redemption of your
                                     shares. The letter should be signed by
                                     all of the owners of the account.
                                     Redemption requests for shares valued at
                                     $10,000 or more or when the proceeds are
                                     to be paid to someone other than the
                                     accountholder(s) may require a signature
                                     guarantee. You may obtain a signature
                                     guarantee from most banks or securities
                                     dealers.
--------------------------------------------------------------------------------

Legg Mason will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or Internet order.

Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason Financial Advisor, FIS or another authorized entity offering the fund.

Redemption orders will be processed promptly following receipt of an order in proper form. You will normally receive the proceeds within a week.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid by the fund may be delayed for up to ten days from the purchase date in order to allow for the check or automatic investment to clear.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:

Net asset value per Primary Class share is determined daily as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the fund's share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding. The fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. The fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Adviser to be the primary market. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values.

To the extent that the fund has portfolio securities that are primarily traded on foreign markets that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

The fund reserves the right to:

      o refuse any investment, reject any order for shares, or suspend the offering of shares for a period of time;

      o    change its minimum investment amounts; and

      o delay sending out redemption proceeds for up to seven days if the fund could be adversely affected by immediate payment. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your Legg Mason Financial Advisor, FIS or other entity offering the fund for sale.

CONFIRMATIONS AND ACCOUNT STATEMENTS:

You will receive a confirmation from Legg Mason after each transaction involving Primary Class shares (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan, or other automatic investment arrangement, and withdrawals made through the Systematic Withdrawal Plan). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. If there has been no monthly activity in your account, you will receive a quarterly statement.

SYSTEMIC WITHDRAWAL PLAN:

If you are purchasing or already own shares of the fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

EXCHANGE PRIVILEGE:

Primary Class shares of the fund may be exchanged for Primary Class shares of any of the other Legg Mason funds and for Consultant Class shares of series of The Royce Funds (except Royce TrustShares Fund), provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by telephone. FIS clients may also request an exchange through TELEFund or the Internet at www.leggmasonfunds.com. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. An exchange of the fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Purchases of fund shares should be made for long-term investment purposes. The fund reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

The fund reserves the right to:

      o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period; and

      o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

DISTRIBUTIONS AND TAXES

The fund declares any dividends from its net investment income daily and pays them monthly.

The fund declares and pays dividends from the excess of net short-term capital gain over net long-term capital loss and distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) annually in December. A second distribution may be necessary in some years to avoid imposition of federal excise tax. There is no assurance that the fund will realize any capital gain in a given year.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss, determined without regard to any deduction for dividends paid) are taxable as ordinary income. Distributions of the fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

The fund's dividend and interest income on, and gains it realizes from disposition of foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Your dividends and other distributions will be automatically reinvested in additional Primary Class shares of the fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify your Legg Mason Financial Advisor or FIS at least ten days before the next distribution is to be paid. You may also request that your dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Consultant Class shares of series of The Royce Funds (except Royce TrustShares Fund), provided these funds are available for sale in your state.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

As required by law, the fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund also is required to withhold the same percentage of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

RELATED PERFORMANCE

WESTERN ASSET CORE BOND PORTFOLIO

As of the date of this prospectus, the fund is new and has no performance to report. The fund is modeled after Western Asset Core Bond Portfolio, an existing fund that is managed by the Adviser and has an investment objective, policies and strategies that are substantially similar in all material respects to the fund.

The Adviser began managing Western Asset Core Bond Portfolio on September 4, 1990 and its asset size as of December 31, 2003 was approximately $2 billion.

Below you will find information about the prior performance of the Institutional Class of Western Asset Core Bond Portfolio. The Institutional Class of Western Asset Core Bond Portfolio has lower expenses and is sold through different distribution channels than the fund. Returns (before and after taxes) are based on past results and are not an indication of future performance.

The performance of Western Asset Core Bond Portfolio does not represent the past performance of the fund and is not an indication of the future performance of the fund. You should not assume that the fund will have the same performance as Western Asset Core Bond Portfolio. The performance of the fund may be better or worse than the performance of Western Asset Core Bond Portfolio due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes, and cash flows between the fund and Western Asset Core Bond Portfolio. Primary Class shares of the fund have higher total expenses than the Institutional Class of Western Asset Core Bond Portfolio, which would have resulted in lower performance if the fund's Primary Class expenses had been applied to the performance of the Institutional Class of Western Asset Core Bond Portfolio.

The following information illustrates the changes in the performance of the Institutional Class of Western Asset Core Bond Portfolio from year to year, and compares that performance to the performance of a market index over various periods of time.

WESTERN ASSET CORE BOND PORTFOLIO - INSTITUTIONAL CLASS
CALENDAR YEAR TOTAL RETURNS

[Bar Chart]

--------------------------------------------------------------------------------
1994      1995     1996    1997    1998   1999      2000    2001   2002   2003
--------------------------------------------------------------------------------
(4.33)%   20.97%   3.70%   10.17%  8.34%  (1.70)%   13.34%  9.48%  8.74%  7.82%
--------------------------------------------------------------------------------

Best quarter:  June 30, 1995         6.91%
Worst quarter: March 31, 1994     (2.60)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003:

WESTERN ASSET CORE BOND PORTFOLIO -
INSTITUTIONAL CLASS                               1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                                7.82%     7.42%     7.44%
Return After Taxes on Distributions                5.80%     4.89%     4.68%
Return After Taxes on Distributions and
Sale of Fund Shares                                5.12%     4.76%     4.62%
Lehman Aggregate Bond Index (reflects no
deductions for fees, expenses or taxes)*           4.10%     6.62%     6.95%

* THE LEHMAN AGGREGATE BOND INDEX IS A MARKET VALUE-WEIGHTED INDEX THAT TRACKS THE DAILY PRICE, COUPON, PAY-DOWNS, AND TOTAL RETURN PERFORMANCE OF FIXED RATE, PUBLICLY PLACED, DOLLAR-DENOMINATED, AND NONCONVERTIBLE INVESTMENT GRADE DEBT ISSUES WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND WITH AT LEAST ONE YEAR TO FINAL MATURITY. THE INDEX DOES NOT INCUR FEES AND EXPENSES AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS.

The Primary Class of the fund offered through this prospectus charges a 12b-1 fee, while the Institutional Class of Western Asset Core Bond Portfolio does not. Including any applicable 12b-1 fee in a performance calculation produces a lower return.

If the Adviser had not reimbursed certain fund expenses during these periods, Western Asset Core Bond Portfolio's returns would have been lower.

After-tax returns for Western Asset Core Bond Portfolio are calculated using the historical highest individual federal marginal income tax rate for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other returns of Western Asset Core Bond Portfolio for the same period due to an assumed tax benefit from any losses on a sale of shares at the end of the period.

WESTERN ASSET CORE COMPOSITE

The Adviser also manages other funds and separate accounts with investment objectives, policies and strategies that are substantially similar to the fund. Below you will find information about the prior performance of the Western Asset Core Composite. The Western Asset Core Composite consists of funds and separate accounts that invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, in U.S. dollars. Non-dollar and high-yield securities are not used. The Western Asset Core Composite includes the performance of the Western Asset Core Bond Portfolio. The separate accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code which, if applicable, may have adversely affected the performance result of the Western Asset Core Composite.

The performance of Western Asset Core Composite does not represent the past performance of the fund and is not an indication of the future performance of the fund. You should not assume that the fund will have the same performance as Western Asset Core Composite. The performance of the fund may be better or worse than the performance of Western Asset Core Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes, and cash flows between the fund and the funds and separate accounts in the Western Asset Core Composite. The separate accounts in the Western Asset Core Composite generally have lower expenses and are sold through different distribution channels than the fund.

The following information illustrates the changes in the performance of the Western Asset Core Composite from year to year, and compares that performance to the performance of a market index over various periods of time. The performance information shown below does not reflect the expenses of the funds and separate accounts that comprise the Western Asset Core Composite. If these expenses were reflected, the returns shown would be lower.

WESTERN ASSET CORE COMPOSITE
CALENDAR YEAR TOTAL RETURNS

1994     1995     1996    1997     1998   1999     2000     2001    2002    2003
-3.56    21.50    4.09    10.98    8.78   -1.09    13.19    9.39    10.25   6.26

Best quarter:    6.96% on 6/30/95
Worst quarter:  -2.31% on 6/30/94

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003:

WESTERN ASSET CORE COMPOSITE                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                                6.26      7.48      7.76
Return After Taxes on Distributions                 N/A       N/A       N/A
Return After Taxes on Distributions
and Sale of Fund Shares                             N/A       N/A       N/A
Lehman Aggregate Bond Index (reflects
no deductions for fees, expenses or taxes)*        4.10      6.62      6.95


LEGG MASON INCOME TRUST, INC.

The following additional information about the fund is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this prospectus. The SAI provides further information and additional details about the fund and its policies.

ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about the fund's investments will be available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
INFORMATION:

-    call toll-free 1-800-822-5544

-    visit us on the Internet via www.leggmasonfunds.com

-    write to us at:  Legg Mason Funds Investor Services
                      100 Light Street, P.O. Box 17023
                      Baltimore, Maryland 21297-0356

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


LMF-327                                            SEC File Number 811-5029